UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 24, 2017

MTS SYSTEMS CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

MINNESOTA	0-02382	41-0908057
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

14000 TECHNOLOGY DRIVE, EDEN PRAIRIE, MN 55344
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(952) 937-4000
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

N/A
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

As previously announced by MTS Systems Corporation (the “Company”), due to an internal investigation of apparent violations by certain employees in its China operations of the Company’s code of conduct, the filing of the Company’s Annual Report on Form 10-K for its fiscal year ended October 1, 2016 (“Fiscal 2016”) was delayed beyond the extended filing due date. As a result of the delayed filing, on January 24, 2017, the Company received a consent and waiver (the “Consent”) from each of the lenders under its credit agreement, dated as of July 5, 2016, by and among the Company, the Company’s foreign subsidiaries from time to time party thereto, the lenders from time to time party thereto, U.S. Bank National Association and HSBC Bank USA, National Association as co-documentation agents, Wells Fargo Bank, National Association as syndication agent, JPMorgan Chase Bank, N.A. (“JPMorgan”) as administrative agent (the “Administrative Agent”) and JPMorgan and Wells Fargo Securities, LLC as joint bookrunners and joint lead arrangers (as amended from time to time, the “Credit Agreement”). The Consent waives any defaults resulting from the Company’s failure to timely provide its audited financial statements (the “Annual Financial Statements”) for Fiscal 2016 on or before the deadline set forth in the Credit Agreement so long as such Annual Financial Statements are furnished to the Administrative Agent and the lenders no later than April 24, 2017 (the “Extension Date”). The Consent also extends the deadline to deliver the Company’s unaudited financial statements for the first quarter of the 2017 fiscal year until the Extension Date (the “Quarterly Financial Statements” and together with the Annual Financial Statements, the “Financial Statements”). In connection with obtaining the Consent, the Company paid certain fees to JPMorgan and the lenders.

The Company expects to provide the Financial Statements to the Administrative Agent and the lenders on or before the Extension Date. The Company also plans to file its Annual Report on Form 10-K for Fiscal 2016 and its Quarterly Report on Form 10-Q for the first quarter of the 2017 fiscal year no later than the Extension Date.

The foregoing summary of the Consent is subject to, and qualified in its entirety by, the full text of the Consent, which is attached to this Current Report on Form 8-K as Exhibit 10.1, and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following exhibit is being filed herewith:

10.1
Form of Consent Memorandum, effective as of January 24, 2017, executed by the lenders party thereto and JPMorgan Chase Bank, N.A. as administrative agent, and acknowledged and agreed to by MTS Systems Corporation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MTS SYSTEMS CORPORATION
(Registrant)

Date: January 24, 2017	By:	/s/ Jeffrey P. Oldenkamp
Jeffrey P. Oldenkamp
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Title	Method of filing
10.1
Form of Consent Memorandum, effective as of January 24, 2017, executed by the lenders party thereto and JPMorgan Chase Bank, N.A. as administrative agent, and acknowledged and agreed to by MTS Systems Corporation

Filed electronically